UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

Helix TCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300
Greenwood Village, CO 80111

(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2019, Helix TCS, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Green Tree International, Inc., a corporation incorporated under the laws of the state of Colorado operating under the tradename “Amercanex International Exchange” (“Amercanex”), and Helix Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”).

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into Amercanex (the “Merger”), with Amercanex continuing as the surviving corporation and as a wholly owned subsidiary of the Company, and that, at the effective time of the Merger (the “Effective Time”), all outstanding shares of Amercanex common stock outstanding immediately prior to the Effective Time, will be automatically converted into the right to receive the number of shares of the Company’s common stock equal to $15 million divided by the average closing price of the Company’s common stock over the 45 trading day period ending 3 trading days prior to the Effective Time (the “Closing Consideration”); provided, however, that 30% of the shares to be issued as part of the Closing Consideration will be deposited with an escrow agent to be released 12 months following the Effective Time: (a) to the Company if Amercanex revenues are less than $1.5 million during such 12 month period, or (b) to the shareholders of Amercanex if Amercanex revenues are equal to or in excess of $1.5 million during such 12 month period, subject to certain potential indemnification obligations of the Amercanex shareholders to the Company.

The Merger Agreement also provides that the Company: (i) will issue Company common stock to the Amercanex shareholders in an amount valued at $5 million contingent on the revenues of Amercanex in the second 12 month period following the Effective Time being at least $10 million (with fewer shares issued if Amercanex revenues are between $5 million and $10 million during that period and no shares issued if Amercanex revenues are less than $5 million during that period); and (ii) will pay additional consideration to the Amercanex shareholders an amount equal to 37.5% of the consideration actually received by the Company for the sale of seats on the ACExchange, a product of Amercanex, in excess of $5,000 per seat for up to 2,500 seats sold (collectively, the “Contingent Consideration” and, together with the Closing Consideration, the “Merger Consideration”) on or before the third anniversary of the Closing.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Merger Sub and Amercanex. Amercanex also has agreed not to solicit, initiate, cooperate with, encourage or facilitate the making of any acquisition of Amercanex by any person, furnish to any person any non-public information relating to Amercanex or its subsidiaries or give any person access to Amercanex or its subsidiaries that would reasonably be expected to make, submit or announce an acquisition proposal or have the intent to do so, or participate in or engage any discussions or negotiations with any person with respect to an acquisition of Amercanex.

The Board of Directors of the Company has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Closing is neither subject to a financing condition nor to the approval of the Company’s stockholders. Amercanex has agreed to hold a shareholder meeting as soon as reasonably practicable to consider and vote upon the merger, or to obtain the necessary shareholder consent in lieu of holding a meeting. The Merger Agreement also contains certain specified termination provisions, including, among others, a mutual termination right upon written agreement between the Company and Amercanex and a termination right by either the Company or Amercanex if the Effective Time has not occurred by June 5, 2019, subject to certain conditions.

The representations and warranties contained in the Merger Agreement were made by the parties thereto solely for the benefit of, each other. Investors and security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Merger Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of shares of the Company’s common stock pursuant to the Merger Agreement, if consummated as described in Item 1.01, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuance will not involve a public offering. The information disclosed in response to Item 1.01 is incorporated herein by reference.

On November 26, 2018, the Company also issued 150,000 shares of restricted common stock in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder at $0.90 per share to an investor per a subscription agreement for total proceeds to the Company of $135,000.

Between December 12, 2018 and February 8, 2019, the Company entered into three Subscription Agreements, pursuant to which the Company agreed to sell 1,051,722 units (the “Units”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder, for an aggregate purchase price of $946,550. Each Unit consists of (i) one (1) share of the Company’s common stock; and (ii) one-half of one (1) warrant (each a “Warrant”), with each Warrant exercisable for four years to purchase a share of the Company’s common stock at a price of $1.25 per share.

Item 7.01. Regulation FD Disclosure.

On February 5, 2019, the Company issued a press release announcing the execution of the Merger Agreement. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date they were made and are based on current or then-current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions, including anticipated future financial and operating results and synergies, and the expected timing of completion of the proposed transactions. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements, including the completion of the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the Amercanex shareholder approval or the failure to satisfy the other closing conditions to the Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally; (v) significant transaction costs and unknown liabilities; (vi) failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; (vii) costs or difficulties related to the integration of the properties; (viii) changes in global, political, economic, business, competitive and market conditions; and (ix) changes in tax and other laws and regulations.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated February 5, 2019 (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC. (Registrant)

Dated:	February 11, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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